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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8), pertaining to the 1973, 1984, 1989 and 1993 Stock Option Plans of our report dated January 21, 1994, with respect to the consolidated financial statements of National City Corporation included in its Annual Report [Form 10-K] for the year ended December 31, 1993, filed with the Securities and Exchange Commission.

                                            /s/  ERNST & YOUNG

                                                 ERNST & YOUNG

Cleveland, Ohio
February 11, 1994